FINANCIAL RISK FACTORS	12 Months Ended
Dec. 31, 2021
FINANCIAL RISK FACTORS
FINANCIAL RISK FACTORS

4.FINANCIAL RISK FACTORS

The Group’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Group’s overall risk management programme seeks to minimise potential adverse effects on the Group’s financial performance. Risk management is undertaken by the Board of Directors.

Market Risk

The Group is dependent on the state of the cryptocurrency market and general sentiment of crypto assets as a whole. During the year the Group managed the company’s cryptocurrency through a carefully structured active management strategy for all Group held crypto assets. It is designed to protect the Company in the event that crypto prices decrease, but would also have the potential to provide an upside in a rising crypto asset market. Internally, the Argo team exchanged cryptocurrency to fiat currency via a third party digital currency exchange, Satstreet Inc (based in Toronto Canada). As a result of raising money through both debt and equity the Group has not sold a significant proportion of its Bitcoin holding during the year.

As a cryptocurrency miner, and principally that of mining Bitcoin, the Directors have considered the risk around the price of Bitcoin. The cost to mine each Bitcoin in 2021 was less than £6k; as such, there can be a significant fall in Bitcoin price before the Group has a significant issue. Given our relatively low cost of power, we are better positioned than many of our competitors to survive a significant drop in Bitcoin price. In this scenario, our relative share of the global hashrate would increase and we would mine more Bitcoin. As such the Directors have considered the sensitivity around BTC market price and have anticipated and modelled a significant fall in Bictoin price still allowing the Group to mine at a profitable level.

As a result of our diversification into non mining activities via Argo Labs, we consider that we are diversifying and thereby reducing our risk profile as a Group. Since Argo Labs invests in other cryptocurrencies besides Bitcoin this diversification is at an operating level and a commodity level.

The Group is also subject to market fluctuations in foreign exchange rates. The subsidiary (Argo Innovation Labs Inc.) is based in Canada, and transacts in CAD$, USD$ and GBP. 9377-2556 Quebec Inc. and 9366-5230 Quebec Inc. are based in Canada and transact in CAD. Argo Innovations Facilities (US) Inc. is located in the United States of America and transacts in USD. The Group bond is denominated in USD. Cryptocurrency is primarily convertible into fiat through USD currency pairs and through USD denominated stable coins and is the primary method for the Group for conversion into cash. The Group monitors exchange rates on a constant basis and maintains bank accounts in all applicable currency denominations.

Foreign currency sensitivity

The following tables demonstrate the sensitivity to a reasonable possible change in USD and CAD exchange rates, with all other variables held constant. The impact on the Group’s profit before tax is due to changes in the fair value of monetary assets and liabilities.

	Change in USD	Effect on profit	Effect on pre-
	rate	before tax	tax equity
		£’000	£’000
2021	+/-10%	+/-250	+/-87

2020	+/-10%	—	—

	Change in CAD	Effect on profit	Effect on pre-
	rate	before tax	tax equity
		£’000	£’000
2021	+/-10%	+/-1,611	+/-3,208

2020	+/-10%	+/-614	+/-122

Credit risk

Credit risk arises from cash and cash equivalents as well as any outstanding receivables. Management does not expect any losses from non-performance of these receivables. The amount of exposure to any individual counter party is subject to a limit, which is assessed by the Board.

The Group considers the credit risk on cash and cash equivalents to be limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies. However, in the UK the banking sector is not currently favourable toward crypto based businesses and as such the Group has opened accounts with a number of Tier 2 banks in order to mitigate the risk of an account been deactivated or closed by the bank.

The Company considers the intercompany loan to its subsidiary (Argo Innovation Labs Inc.) to be fully recoverable through review of projected cash flows and acceptance of regular payments directly to the Company's creditors.

The carrying amount of financial assets recorded in the financial statements represent the Group’s and Company’s maximum exposure to credit risk. The Group and Company do not hold any collateral or other credit enhancements to cover this credit risk.

Liquidity risk

Liquidity risk arises from the Group’s management of working capital. It is the risk that the Group will encounter difficulty in meeting its financial obligations as they fall due.

The Board updates cashflow projections on a regular basis and closely monitors the cryptocurrency market on a daily basis. Accordingly, the Group’s controls over expenditure are carefully managed, in order to maintain its cash reserves. The Treasury committee meets on a weekly basis to make decisions around future cashflows and working capital requirements. Decisions may include considering debt/equity options alongside selling Bitcoin.

The table below analyses the Group’s non-derivative financial liabilities and net-settled derivative financial liabilities into relevant maturity groupings, based on the remaining period at the Statement of Financial Position to the contractual maturity date. Derivative financial liabilities are included in the analysis if their contractual maturities are essential for an understanding of the timing of the cash flows. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1	Between 1 and	Between 2
	year	2 years	and 5 years	Over 5 years
At 31 December 2021
Loans and borrowings	23,901	2,188	693	—
Lease liabilities	21	42	63	251
Issued debt	—	—	26,908	—
	,
At December 2020
Lease liabilities	3,470	3,909	—	—

Capital risk management

The Group’s objectives when managing capital is to safeguard the Group’s ability to continue as a going concern, in order to provide returns for shareholders and benefits for other stakeholders, and to maintain an optimal capital structure. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders or issue new shares.

The Group has a very prudent view of using debt to finance future outflows and carefully monitors its EBITDA vs. debt, net assets vs. debt and market capitalisation vs. debt ratios. Please see the net debt tables below the cashflows and note 29 showing the fair value hierarchy of liabilities.